UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2017

(Date of earliest event reported)

General Agriculture Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-174874	35-2379917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Madison Avenue, Suite 201

New York, NY 10016

(Address of principal executive offices and zip code)

Phone: 212-871-6174

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

        On June 30, 2017, General Agriculture Corporation (“Company”) completed the spin-off of its wholly owned subsidiary General Red Holding, Inc. (“GRH”), which was established under the laws of the State of Delaware on January 18, 2011.

Upon the completion of the spin-0ff of GRH, the Company is no longer engaged in planting, preserving, packaging and marketing premium navel oranges for distribution and sale throughout the PRC.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2017, the Board of Directors of the Company approved a change in the fiscal year end September 30 to December 31, effective immediately.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General Agriculture Corporation

Dated: June 30, 2017	/s/ Man Yam Man Yam Chairman, President